UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 29, 2016

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 29, 2016, PBF Logistics Products Terminals LLC ("Buyer"), a wholly-owned subsidiary of PBF Logistics LP ("PBFX" or the "Partnership), entered into a definitive Purchase Agreement (the “Purchase Agreement”) with Plains Products Terminals LLC (the "Seller"), to purchase the assets of four refined products terminals (the "East Coast Terminals") of the Seller (the "Plains Asset Purchase"). The East Coast Terminals, located in and around Philadelphia, Pennsylvania, include a total of 57 product tanks with a total shell capacity of approximately 4.2 million barrels, pipeline connections to the Colonial, Buckeye, Sunoco Logistics and other proprietary pipeline systems, 26 truck loading lanes and marine facilities capable of handling barges and ships. With the Plains Asset Purchase, PBFX will increase its total shell capacity to over 8.1 million barrels.
The acquisition contemplated by the Purchase Agreement closed on April 29, 2016.
The aggregate purchase price for the Plains Asset Purchase was approximately $100.0 million. The transaction was financed through a combination of cash on hand and borrowings under the Partnership's existing senior secured revolving credit facility.
The Purchase Agreement is incorporated by reference as Exhibit 2.1 hereto.

Item 7.01	Regulation FD Disclosure

On April 29, 2016, the Partnership issued a press release announcing the closing of the Plains Asset Purchase. The press release related to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Partnership under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Forward-Looking Statements

Statements contained in the exhibit to this report reflecting PBFX’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, without limitation, PBFX’s post-acquisition plans, objectives, expectations and intentions with respect to future earnings and operations. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond PBFX’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.  Factors and uncertainties that may cause actual results to differ include but are not limited to the risks described above, and the risks disclosed in PBFX’s filings with the U.S. Securities and Exchange Commission.  All forward-looking statements speak only as of the date on which they were made. PBFX undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The Partnership will file by amendment to the Current Report on 8-K the financial statements required by this Item not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Partnership will file by amendment to the Current Report on 8-K the pro forma financial information required by this Item not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1
Purchase Agreement dated as of January 29, 2016 by and between PBF Logistics Products Terminals LLC and Plains Products Terminals LLC (incorporated by reference herein to Exhibit 2.1 to the Partnership's Current Report on Form 8-K (File No. 001-36446) filed on February 4, 2016).

99.1	Press release dated April 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 5, 2016

PBF Logistics LP
		By:	PBF Logistics GP LLC,
its general partner

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Purchase Agreement dated as of January 29, 2016 by and between PBF Logistics Products Terminals LLC and Plains Products Terminals LLC (incorporated by reference herein to Exhibit 2.1 to the Partnership's Current Report on Form 8-K (File No. 001-36446) filed on February 4, 2016).

99.1	Press release dated April 29, 2016